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EXHIBIT 99.1

DOWNEY FINANCIAL CORP.
N E W S R E L E A S E	For further information contact: Thomas E. Prince Chief Operating Officer (949) 509-4440

DOWNEY FINANCIAL CORP. ANNOUNCES THIRTEEN
MONTH SELECTED FINANCIAL DATA

          Newport Beach, California — March 15, 2006 — Downey Financial Corp. (NYSE: DSL) today released monthly selected financial data for the thirteen months ended February 28, 2006.

          Downey Financial Corp. is the parent company of Downey Savings and Loan Association, F.A., with assets of $17.5 billion and 169 branches throughout California and four in Arizona.

Table of Contents

DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
Monthly Selected Financial Data (Unaudited)

	Feb. 28,	Jan. 31,	Dec. 31,	Nov. 30,	Oct. 31,	Sep. 30,	Aug. 31,	Jul. 31,	Jun. 30,	May 31,	Apr. 30,	Mar. 31,	Feb. 28,
(Dollars in Thousands)	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005

Balance sheet summary
Total assets	$17,450,034	$17,292,799	$17,094,349	$16,870,069	$16,763,374	$16,565,861	$16,505,777	$16,413,978	$16,612,127	$16,745,285	$16,906,123	$16,893,337	$16,233,501
Loans receivable held for investment, net	15,796,272	15,660,701	15,361,685	15,232,976	15,082,813	14,847,884	14,567,033	14,429,760	14,492,386	14,425,685	14,529,387	14,473,108	14,424,639
Loans held for sale, at lower of cost or fair value	386,886	383,800	458,647	440,811	518,415	495,035	743,803	803,520	914,277	1,124,705	1,141,487	1,255,104	678,918
MBS available for sale, at fair value	273	277	277	279	281	284	286	290	292	293	295	296	299
Cash, investment securities and FHLB stock	979,692	967,155	996,553	916,316	879,761	944,076	917,964	894,302	929,485	927,229	966,502	898,940	861,234
Deposits	12,076,720	11,864,060	11,876,848	12,006,474	11,875,980	11,752,236	11,637,680	11,334,706	11,042,072	10,697,617	10,416,357	10,309,077	10,036,931
FHLB advances	3,662,079	3,687,478	3,557,515	3,157,731	3,212,749	3,162,808	3,203,623	3,490,750	4,002,757	4,492,992	4,983,058	5,093,874	4,716,531
Senior notes	198,115	198,101	198,087	198,073	198,059	198,045	198,031	198,018	198,004	197,991	197,977	197,964	197,951
Non-performing assets as a % of total assets	0.22%	0.21%	0.21%	0.23%	0.20%	0.18%	0.16%	0.13%	0.15%	0.17%	0.19%	0.17%	0.21%
Loan activity for the month ended
Loans for investment portfolio:
Originations and purchases:
Residential one-to-four units	$509,018	$570,422	$608,946	$594,911	$703,578	$746,481	$666,123	$ 397,213	$ 492,049	$ 279,148	$ 368,546	$ 357,944	$ 662,663
Residential one-to-four units – subprime	16,202	19,207	25,529	23,684	23,606	36,129	34,586	31,589	35,202	41,009	56,425	63,120	56,218
All other	4,159	92,694	4,095	14,786	8,954	4,522	8,378	18,720	32,253	27,751	34,096	55,220	38,413
Repayments	(426,367)	(400,771)	(552,457)	(504,379)	(539,669)	(543,155)	(621,323)	(526,645)	(503,042)	(462,942)	(419,619)	(449,098)	(312,994)
Loans for sale:
Originations and purchases	295,444	251,094	342,532	339,727	385,602	386,989	599,637	713,274	810,051	1,010,710	945,286	1,158,244	493,138
Sales	(290,561)	(322,063)	(320,826)	(417,177)	(359,235)	(634,092)	(656,393)	(817,516)	(1,016,857)	(1,024,658)	(1,051,258)	(568,609)	(651,797)
Mortgage loans serviced for others
Total	$5,637,156	$5,546,702	$5,292,253	$10,501,925	$10,337,652	$11,444,758	$11,096,345	$10,709,634	$10,287,991	$9,471,603	$8,608,622	$8,043,655	$7,614,692
With capitalized mortgage servicing rights: (a)
Amount	2,385,736	2,392,503	2,362,539	2,348,056	2,324,376	2,310,726	2,277,835	2,247,326	2,249,030	2,248,824	2,243,492	2,207,403	2,175,539
Weighted average interest rate	5.62%	5.61%	5.60%	5.59%	5.58%	5.57%	5.57%	5.58%	5.57%	5.57%	5.57%	5.57%	5.57%
Interest rate spread data (b)
Weighted average yield:
Loans and MBS	6.42%	6.27%	6.10%	5.97%	5.78%	5.69%	5.62%	5.56%	5.42%	5.30%	5.17%	5.00%	4.92%
Investment securities (c)	4.47	4.45	4.37	4.22	4.08	4.09	4.08	3.99	3.96	3.90	3.88	3.86	3.89

Interest-earning assets yield	6.34	6.19	6.04	5.91	5.72	5.63	5.57	5.50	5.37	5.25	5.12	4.96	4.89

Weighted average cost:
Deposits	3.16	3.08	2.98	2.88	2.81	2.74	2.67	2.53	2.46	2.38	2.26	2.14	2.04
FHLB advances	4.88	4.78	4.71	4.48	4.31	4.15	3.90	3.74	3.57	3.41	3.23	3.08	2.90
Senior notes	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50

Combined funds cost	3.60	3.52	3.42	3.25	3.17	3.08	2.98	2.86	2.80	2.73	2.62	2.50	2.37

Interest rate spread	2.74%	2.67%	2.62%	2.66%	2.55%	2.55%	2.59%	2.64%	2.57%	2.52%	2.50%	2.46%	2.52%

(a)  Excludes loans sold or securitized prior to 1996 and loans sub-serviced without capitalized mortgage servicing rights.
(b)  Reflects month-end contractual yields and costs and excludes adjustments for non-accrual loans, net deferred costs to originate loans and the amortization of premiums and discounts.
(c)  Excludes FHLB stock dividends.

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